UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 12, 2010

UPSTREAM BIOSCIENCES INC.
(Exact name of registrant as specified in its charter)
Nevada	000-50331	98-0371433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71130, 198 – 8060 Silver Spring Blvd., Calgary, Alberta T3B 5K2
(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code	(403) 537-2516

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As set out in the attached news release which provides a corporate update on the affairs of our company, we have been working with our advisors and auditors to restate and re-file our financial statements for the periods from March 31, 2006 to March 31, 2009 to satisfy our reporting obligations with the Securities and Exchange Commission. We anticipate that all financial statements and disclosure documents will be filed by November 30, 2010.

We have re-filed all of our provisional patents with the United States Patent and Trademark Office.

Item 9.01  Financial Statements And Exhibits.

Exhibit Number	Description of Exhibit
(d)	Exhibits
99.1	News Release of November 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPSTREAM BIOSCIENCES INC.

/s/ Mike McFarland
Mike McFarland
President, Secretary, Treasurer, Chief Executive Officer,
Chief Financial Officer and Director

Date: November 15, 2010